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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 25, 1997

                           BENTON OIL AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

   Delaware                           1-10762                  77-0196707
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)

                         1145 Eugenia Place, Suite 200
                         Carpinteria, California 93013
            (Address of principal executive offices, with zip code)

       Registrant's telephone number, including area code: (805) 566-5600


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ITEM 5. OTHER EVENTS.

         Pursuant to the Company's previously announced stock repurchase program, the Company purchased 50,000 shares of its Common Stock in the open market on June 25, 1997, at a purchase price of $13.94 per share.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statement of Businesses Acquired.

    None

(b) Pro Forma Financial Information.

    None

(c) Exhibits.

    None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of July, 1997.

                                 BENTON OIL AND GAS COMPANY

                                 By: /s/ Chris C. Hickok
                                    ------------------------------------------
                                    Chris C. Hickok, Vice President-Controller
                                    and Principal Accounting Officer


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